Isaac Collie April 15, 2010
Elco Securities, Ltd.
Loyalist Plaza, Don Mackay Boulevard
P.O. Box AB 20377
Marsh Harbour, Abaco, Bahamas

RE           CANCELLATION AGREEMENT

Dear Isaac:

Reference is made to the following agreements

➢
That certain Unit Subscription Agreement dated July 24, 2009 and numbered 042120090317 by and between COPPERBOTTOM INVESTMENTS, LTD. (“Lead Senior Investor”), ABSENTIA HOLDINGS, LTD., ON TIME INVESTMENTS, LTD., AGRI-TECHNOLOGIES INTERNATIONAL, LTD., BRITANNIA SECURITIES INTERNATIONAL, LTD. (collectively, the “Senior Investors”) and ECOSYSTEM CORPORATION (“EcoSystem”);

➢
That certain Unit Subscription Agreement dated October 30, 2009 and numbered ESYM-USA-082520091151 by and between RND COMPANY, LTD. (“Lead Junior Investor”), SEQUENCE INVESTMENTS, LTD., ROOFTOP HOLDINGS, LTD. (collectively, the “Junior Investors”), and ECOSYSTEM CORPORATION (“EcoSystem”);

➢	Those certain Account Management Agreements by and between the Investors, EcoSystem, VIRIDIS CAPITAL, LLC (“Viridis”), and ELCO SECURITIES, LTD. (“Intermediary”); and,
➢	Any and all agreements that may exist by and between EcoSystem and Catwalk Capital, LLC (“Catwalk”).
This letter agreement shall confirm that discussions and agreement amongst the each of the above-named parties, as relevant, with respect to the cancellation of each of the above-referenced agreements (collectively, the “Subscription Agreements”) on the following terms and conditions:

1.	Consideration.
a.
EcoSystem shall issue upon the execution of this letter agreement by each of the undersigned (the “Effective Date”) 625,000 restricted EcoSystem common shares to each Senior Investor and Junior Investor, corresponding to a total of 5,000,000 shares of EcoSystem common stock (the “Breakup Shares”).  EcoSystem shall agree to the release of the 100,000 EcoSystem common shares currently held in escrow to the Intermediary (the “Escrow Shares”).

b.
The Parties hereby agree that the issuance of the Breakup Shares and the Escrow Shares (collectively, the “Settlement Shares”) shall constitute full satisfaction by all parties of all obligations under the Subscription Agreements, and that, upon Intermediary’s receipt of the Breakup Shares, no further amounts shall be due from any party to this letter agreement to any other party hereto.

2.	Release.
Each Party, on behalf of itself, and its predecessors, successors and assigns hereby releases and forever discharges each other Party hereto, and its present and former parents, subsidiaries and affiliates (direct and indirect), and the present and former officers, directors, representatives, employees and agents of each of them, and their respective predecessors, heirs, successors, assigns, executors and administrators, of and from any and all demands, obligations, actions, causes of action, rights, debts, liabilities, damages, costs, loss of services, expenses and compensation of any kind, liquidated or unliquidated, anticipated or unanticipated, matured or unmatured that each releasing Party may have, ever had, or hereafter can, shall or may have, against any or all of the other parties hereto; provided however nothing contained in this release shall (i) relieve any Party of any of  his or its obligations under this Agreement; or (ii) extinguish or modify any rights that any party to this Agreement may have under this Agreement. EcoSystem shall cooperate and provide reasonably necessary documentation and other support with respect to the valid issuance of the Settlement Shares.

3.	Confirmation Cancellation of Shares and Warrants.
Intermediary and each Investor hereby agrees that any and all shares of EcoSystem Series E Preferred Stock and warrants to purchase shares of EcoSystem common stock issued or assigned to the Investors in anticipation of performance under the Senior Subscription Agreements are hereby cancelled (the “Subscription Shares”). In addition, Intermediary and each Investor hereby grants their respective consent to the cancellation by EcoSystem of its Series E Preferred Stock Certificate of Designations. Intermediary shall return all Subscription Shares by express courier to EcoSystem at One Penn Plaza, Suite 1612, New York, New York 10119 on or before April 15, 2010.

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Please confirm your agreement below:

ECOSYSTEM CORPORATION

By:          /s/ Kevin Kreisler
Name:           Kevin Kreisler
Title:             Chairman

ELCO SECURITIES, LTD.

By:          /s/ Isaac Collie
Name:           Isaac Collie
Title:             Account Manager

COPPERBOTTOM INVESTMENTS, LTD.

By:          /s/ Enit Riviere
Name:           Enit Riviere
Title:             Director

ABSENTIA HOLDINGS, LTD.

By:          /s/ Johh E. King
Name:           John E. King
Title:             Director

ON TIME INVESTMENTS, LTD.

By:          /s/ Louise Maury
Name:           Louise Maury
Title:             Director

AGRI-TECHNOLOGIES INTERNATIONAL, LTD.

By:          /s/ Derek Benjamin
Name:           Derek Benjamin
Title:             Director

BRITANNIA SECURITIES INTERNATIONAL, LTD.

By:         /s/  Michael Dean
Name:           Michael Dean
Title:             Director

VIRIDIS CAPITAL, LLC

By:          /s/ Kevin Kreisler
Name:           Kevin Kreisler
Title:           Managing Member

RND COMPANY, LTD.

By:          /s/ Barbara Gibson
Name:           Barbara Gibson
Title:             Director

SEQUENCE INVESTMENTS, LTD.

By:          /s/ Shevia Gomez
Name:           Shevia Gomez
Title:             Director

ROOFTOP HOLDINGS, LTD.

By:          /s/ Trevor Swain
Name:           Trevor Swain
Title:             Director